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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                              SETTLEMENT AGREEMENT

         This Settlement Agreement ("Agreement") is entered into this 31st day of December, 2004 by and between Jawaharlal Gondi ("Gondi"), The Arthi Trust and Far East Energy Corporation, a Nevada corporation (the "Company"). Gondi and the Company are sometimes individually referred to in this Agreement as the "Party" and collectively as the "Parties."

         WHEREAS, bona fide disputes and controversies exist between the Parties, both as to liability and the amount thereof arising out of all compensation and reimbursement of all expenses owing to Gondi by the Company and its subsidiaries and affiliates;

         WHEREAS, by reason of such disputes and controversies the Parties want to resolve permanently any and all disputes and controversies arising out of such claims for compensation;

         NOW, THEREFORE, without any admission of wrongdoing or liability, and for the consideration recited herein and other valuable consideration, the sufficiency and receipt of which hereby is acknowledged, the Parties agree as follows:

         1. PAYMENT. In exchange for, and as part of, the consideration and upon the terms set forth in this Agreement, the Company shall (a) pay Gondi a total gross amount of One Hundred Sixty-Five Thousand and no/100 Dollars ($165,000.00), minus all applicable withholding, by wire transfer in immediately available funds or certified or cashier's check and (b) reimburse Gondi $3,000.00 in payment of all out-of-pocket incidental miscellaneous expenses (such as international hotel incoming faxes, telephone calls and business center charges) incurred by Gondi during 2003 and 2004 (hereinafter collectively referred to as the "Settlement Payment"). Upon payment of the Settlement Payment, Gondi waives any claims for and represents and warrants that no salary, back pay, reinstatement, future pay, front pay, bonuses, vacation pay or any other compensation, employee retirement, health, and welfare benefits, out-of-pocket expenses incurred in the capacity as an officer and director or other employee benefits or other costs and expenses, notes payable or indebtedness that shall be due or owing to Gondi by the Company or its subsidiaries.

         2. RESIGNATION. Gondi hereby resigns, and the Company hereby accepts such resignation, as a director, officer, employee or in any other capacity of the Company and its subsidiaries effective as of the date hereof. Gondi agrees not to engage in any statements or conduct which would lead any person or entity to believe that he is an employee, officer, director, consultant, agent or authorized representative of the Company or any of its subsidiaries. Gondi agrees that he will not, directly or indirectly, disparage the Company or its executive officers and directors in communications to any third-party about the Company's financial condition, prospects, business operations, development efforts, properties or licenses or the Company's executive officers and directors.

         3. PUBLIC ANNOUNCEMENT. The Parties agree that the Company will file with the SEC a report on Form 8-K and the Company will issue a press release, each of which will disclose Gondi's resignation as a director of the Company. Gondi acknowledges and agrees that he has received and reviewed a copy of the Form 8-K that will be filed with the SEC concerning his resignation, agrees fully with the statements made by the Company therein and has not provided and will not provide to the Company any written correspondence concerning the circumstances surrounding his resignation. The Parties agree that the information in the press release concerning Gondi's resignation as a director of the Company will be substantially the same to the statements made in such report on Form 8-K. Gondi agrees not to issue any press release or make any public statement concerning his resignation from the Company or its subsidiaries as provided by Section 2 that would conflict with the statements made by the Company in the Form 8-K provided to Gondi under this Section.


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         4. STANDSTILL. Gondi and The Arthi Trust agree that, for a period of two (2) years after the date of this Agreement, without the prior written consent of the Company, Gondi and The Arthi Trust will not, and will cause each of his affiliates not to, singly or as part of a group, directly or indirectly, through one or more intermediaries or otherwise to:

                  (a) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) with respect to any Securities (as defined below) (including by the execution of action by written consent), become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 of the Exchange Act) with respect to the Company, stand for election as a director of the Company, accept appointment as an officer or director of the Company, seek to advise, encourage or influence any person or entity with respect to the voting of any Securities or demand a copy of the stock ledger, list of stockholders or other books and records of the Company; provided that this Section 4(a) shall not be deemed to prohibit Gondi from exercising any rights as a stockholder of the Company to inspect the corporate records of the Company under applicable law in the event Gondi shall become the subject of any investigation or legal proceeding by a governmental authority or agency and he reasonably believes such documents are relevant to his defense in such an investigation or legal proceeding;

                  (b) participate in or encourage the formation of any group which owns or seeks or offers to acquire beneficial ownership of securities of the Company or any assets owned by the Company or rights to acquire such securities or which seeks or offers to effect control or to effect a change of control of the Company or for the purpose of circumventing any provisions of this Agreement;

                  (c) otherwise act, alone or in concert with others (including by providing financing to another party), to seek or offer to control, to change or to change the control of, in any manner, the management, board of directors or policies of the Company; or

                  (d) solicit, seek or offer to effect, negotiate with or provide any information to any person with respect to, or make any statement, proposal or inquiry, whether written or oral, either alone or in concert with others, to the board of directors of the Company, to any director or officer of the Company or to any stockholder or securityholder of the Company or otherwise make any public announcement or proposal or offer whatsoever with respect to (i) any form of business combination or other acquisition transaction involving the Company including, without limitation, a merger, consolidation, tender or exchange offer, sale or purchase of assets or securities, or dissolution or liquidation of the Company, or (ii) any form of restructuring, recapitalization or similar transaction with respect to the Company.

For purposes of this Section and Section 5, the (i) terms "person," "group" and "beneficial owner" shall have the meanings ascribed to those terms in Rule 13d-3 under the Exchange Act and (ii) the term "Securities" shall mean the shares of capital stock or other voting securities of the Company and its subsidiaries and affiliates, and any and all other shares or securities issued or issuable in respect thereof, now or hereafter controlled, directly or indirectly, by Gondi, The Arthi Trust or their respective affiliates or with respect to which Gondi or The Arthi Trust is a beneficial owner. Solely for purposes of clauses (a) through (d) this Section 5, the term "Company" shall mean Far East Energy Corporation and its subsidiaries and affiliates.

         5. PROXY. On the date of this Agreement, Gondi will execute and deliver to the Company, or cause to be executed and delivered to the Company, one or more proxies in substantially the form of Exhibit A


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attached hereto (collectively, the "Proxy") naming the members of the board of directors of the Company who are not officers of the Company or members of the Company's audit committee, as the agents and proxies, with full power of substitution and resubstitution, to vote any and all Securities (including any additional shares of capital stock issued in respect of such Securities incident to a stock split, stock dividend, recapitalization, consolidation, merger or other reorganization or like transaction). Any determination to use any Proxy shall be made by the majority of such directors of the Company. The Proxy shall expire on the second anniversary of this Agreement. During such period, the Proxy shall be irrevocable and coupled with an interest and shall be irrevocable and shall survive the insolvency, incapacity, death or liquidation of Gondi or any other person granting the Proxy. The Company and any proxyholder named in the Proxy shall have the right from time to time to designate any member of the board of directors of the Company who are not officers of the Company or members of the Company's audit committee in substitution or resubstitution of a proxyholder. None of Gondi, The Arthi Trust or any other person granting a Proxy shall retain any authority to vote the Securities. The Proxy shall provide that the Proxy, at the discretion of the proxyholders named therein, may be used for the purpose of establishing a quorum. The Proxy shall further provide that, if and to the extent the proxyholders named in the Proxy vote any Securities, such proxyholders shall vote such Securities in the same proportion as the votes cast by all other holders of the Company's voting capital stock. Upon the execution hereof, Gondi and The Arthi Trust agree that all prior proxies given by Gondi, The Arthi Trust or their respective affiliates with respect to the Securities are hereby revoked as of the date hereof and no subsequent proxies will be given until such time as the Proxy shall be terminated in accordance with its terms. Gondi and The Arthi Trust agree to cause to be revoked all proxies (other than the Proxy) with respect to the Securities now or hereafter controlled or beneficially owned, directly or indirectly, by Gondi, The Arthi Trust or his or its affiliates. Gondi and The Arthi Trust agree, and agree to cause, any certificates representing Securities to be legended to assure the enforceability of this Agreement and the Proxy, by bearing the following legend on the reverse side of the certificate (as well as a reference in bold-face type to such legend on the face of the certificate):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF AN IRREVOCABLE PROXY DATED DECEMBER 31, 2004 NAMING CERTAIN MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY AS THE AGENTS AND PROXIES. THE COMPANY WILL FURNISH A COPY OF SUCH PROXY TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE. SUCH PROXY SHALL BE SUBJECT TO THE TERMS AND CONDITIONS OF THE SETTLEMENT AGREEMENT DATED DECEMBER 31, 2004 AMONG THE COMPANY, JAWAHARLAL GONDI AND THE ARTHI TRUST."

Each certificate, if any, evidencing the Securities issued upon any disposition, gift or other transfer shall bear the legend set forth in this Section 5, unless
(a) such Securities will be sold in accordance with the provisions of paragraphs
(f) and (g) of Rule 144 promulgated under the Securities Act of 1933, as amended (regardless of the availability of 144(k)) or (b) the Company otherwise agrees in writing to the removal of such legend. In connection with any such disposition or transfer, the Company shall have the right, but not the obligation, to require the execution and delivery of a seller's representation letter by the holder of such Securities and/or the execution and delivery of a broker's letter by the broker effecting such transfer or disposition, which broker shall be of prominent national or international reputation and recognized standing with multiple offices in the United States (such as, for example, Merrill Lynch, A.G. Edwards, Smith Barney, Credit Suisse First Boston, Friedman, Billings & Ramsey or others of similar national or international prominence), in form and substance satisfactory to the Company. In furtherance of, but subject to compliance with the provisions of this Section 5, the Parties agree that the intent of this Section 5 is that the legend set forth in this Section 5 shall be removed in connection with such a disposition or transfer to a Person unknown to and unsolicited by the holder of the Securities through a brokerage firm in an open market transaction. The Company shall use commercially reasonable efforts to process or cause its stock transfer agent to process such disposition or transfer made in compliance with applicable law as soon as reasonably practicable following its or its stock transfer agent's receipt of all documents required under this Section 5 or under the Securities Act of 1933 and other applicable law. Upon removal of the legend on the certificates evidencing any Securities and the disposition of such


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Securities, in each case, as set forth in and in compliance with this Section 5, such Securities shall thereafter cease to be subject to the Proxy. Gondi and The Arthi Trust represent and warrant to the Company that no Securities are controlled directly or indirectly, by Gondi, The Arthi Trust or their respective affiliates or with respect to which Gondi or The Arthi Trust is a beneficial owner except for those Securities subject to the Proxy.

         6. FURTHER ASSURANCE. Each Party agrees to execute and deliver such documents, resignations, proxies and take such other action as will be reasonably required to carry out the provisions or the intent of this Agreement.

         7. CHOICE OF LAW/FORUM SELECTION. This Agreement shall be governed by, construed and enforced in accordance with, and subject to, the laws of the State of Texas, except to the extent the laws of the State of Nevada apply to matters of corporate governance of the Company. Venue of any claim relating in any way to this Agreement shall be proper only in state court in Harris County, Texas and, by execution and delivery of this Agreement, each Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Party hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         8. ENTIRE AGREEMENT. It is expressly understood and agreed that this Agreement embodies the entire agreement between the Parties with respect to the subject matter of this Agreement and, unless otherwise indicated, supersedes any and all prior agreements, arrangements or understandings between and among the Parties. This Agreement may not be changed by oral representations and may only be amended by written instrument executed by a duly authorized representative of each of the Company and Gondi and, with respect to an amendment to Sections 4 through 14 of this Agreement, The Arthi Trust, or their respective authorized successors or assigns.

         9. COMPETENCE. Each of the Parties represents that they each are legally competent and has all requisite power and authority to execute this Agreement. Gondi represents that he is not relying upon the Company or its attorneys in any way regarding the tax consequences of entering into this Agreement. Gondi acknowledges that he is solely responsible for payment of any and all taxes due on such amounts. Gondi understands that the Company has signed this Agreement in reliance upon (a) that this Agreement is written in plain English and (b) that he has been advised to consult with an attorney prior to executing this Agreement, and Gondi fully understands, his rights under all applicable laws and the ramifications and consequences of Gondi's execution of this Agreement. The Parties acknowledge that they have executed this Agreement freely and without duress, having an opportunity to consult with the attorney(s) of their choice. The consideration given in this Agreement is not to be construed as an admission of liability by the Company or its subsidiaries or any officer or director of the Company or its subsidiaries.

         10. NOTICES. All notices, requests, demands, claims and other communications under this Agreement shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then seven business days after) it is sent by (a) confirmed facsimile; (b) overnight delivery; or (c) registered or certified mail, return receipt requested, postage prepaid, and addressed, to the respective address of such Party specified opposite its or his signature below. Either Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Either Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Party notice in the manner provided in this Agreement. Each Party irrevocably consents to service of process in connection with disputes arising out of this Agreement or


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otherwise in the manner provided for notices in this Section. Nothing in this
Agreement will affect the right of any Party to serve process in any other manner permitted by law.

         11. SEVERABILITY. Should any provision of this Agreement be held invalid or unenforceable, such provision shall be ineffective to the extent of such invalidity or unenforceability, without invalidating the remainder of such provision or the remaining portions of this Agreement.

         12. NO ASSIGNMENT. Gondi represents and warrants that he has made no assignment, and will make no assignment, of any claim, action, or right of any kind whatsoever, embodied in any of the matters referred to in this Agreement, and that no person or entity of any kind had or has any interest in any of the obligations, claims, costs or expenses referred to in this Agreement. If Gondi, The Arthi Trust or any other person granting a Proxy transfers or disposes of any Securities, Section 5 and the Proxy shall continue to be enforceable by or against such transferee of such Securities, unless the Company is required or agrees to remove the legend on the certificates evidencing such Securities in accordance with Section 5.

         13. COSTS AND EXPENSES. The Parties shall pay their respective fees, disbursements and expenses of their attorneys in connection with the negotiation and preparation of this Agreement; provided that the Company agrees to pay Gondi the reasonable attorney fees incurred by him in connection with the negotiation of this Agreement not to exceed an amount equal to $7,000.

         14. INTERPRETATION. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The words, "include" and "including" shall mean including without limitation. The Parties participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring either of the Parties regarding the authorship of any of the provisions of this Agreement.


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         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by as of the day and year first above written.



                                            /s/ Jawaharlal Gondi
                                            ------------------------------------
Date:  December 30, 2004                    Jawaharlal Gondi

Address:
-------

Jawaharlal Gondi
37 Longfurlong
Rugby, Warks, UK CV22 5QT
Telephone No. (44) 1788-334496
Fax No.: (44) 1788-334497
email:  jgondi@shaw.ca

Date:  December 31, 2004                    FAR EAST ENERGY CORPORATION


Address:
-------
                                            By: /s/ Bruce N. Huff
                                               ---------------------------------
Far East Energy Corporation                         Bruce N. Huff
400 N. Sam Houston Pkwy E., Ste 205                 Chief Financial Officer
Houston, TX 77060
Attention: Chief Executive Officer
Fax No.  (832) 598-0479

The undersigned has executed this Agreement to evidence its agreement to be bound solely by Sections 4 through 14 of this Agreement and shall be deemed to be a Party for purposes thereof.

Date:  December 31, 2004                            THE ARTHI TRUST



Address:                                    By: /s/ Mervyn Brian Ellis
-------                                         --------------------------------
                                            Name: Mervyn Brian Ellis
The Arthi Trust                             Title: Director
Grant Thornton Stonehage Limited
Sir Walter Raleigh House
48/50 Esplanade                             By: /s/ Ralph Michael Capraro
St. Helier, Jersey, JE1 4HH                     --------------------------------
Fax No.: (44) 1534 823001                   Name: Ralph Michael Capraro
                                            Title: Director



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PROVINCE OF BRITISH COLUMBIA

CANADA

         On December 30, 2004, before me personally appeared Jawaharlal Gondi, who having presented sufficient evidence of identity, acknowledged the signature on the foregoing instrument as a free, knowing and voluntary act.


               -----------------------------------------------------------------
               Notary Public in and for the Province of British Columbia, Canada


My commission is for life.

STATE OF TEXAS

COUNTY OF HARRIS

         On December 31, 2004, before me personally appeared Bruce N. Huff, the authorized representative of Far East Energy Corporation, having presented sufficient evidence of identity, acknowledged the signature on the foregoing instrument as a free, knowing and voluntary act on behalf of said company, for the purposes and consideration therein expressed, and in the capacity stated.


                                 -----------------------------------------------
                                 Notary Public for the State of Texas


My commission expires:
                      -----------------------

ISLAND OF JERSEY

PARISH OF SAINT HELIER


         On December 31, 2004, before me personally appeared Mervyn Brian Ellis and Ralph Michael Capraro, the authorized representatives of Grant Thornton Stonehage Limited as trustees of The Arthi Trust, having presented sufficient evidence of identity, acknowledged the signature on the foregoing instrument as a free, knowing and voluntary act on behalf of said trust, for the purposes and consideration therein expressed, and in the capacity stated.


                                 -----------------------------------------------
                                 Notary Public for the Island of Jersey

My commission expires:
                      -----------------------


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                                    EXHIBIT A

                                IRREVOCABLE PROXY

                           FAR EAST ENERGY CORPORATION

         The undersigned, a stockholder of Far East Energy Corporation (the "Company"), hereby irrevocably appoints Donald Juckett and Thomas Cavanagh, and each of them individually (the "Proxyholders"), as agents and proxies of the undersigned, to the full extent of the undersigned's rights with respect to the shares of the Securities, each with full power of substitution and resubstitution, at any annual or special meeting of the stockholders of the Company, at any adjournment or postponement thereof, through any written consent by the stockholders of the Company, and any and all other action and any matter that includes a vote of the Company's stockholders.

         This Proxy is issued pursuant to the Settlement Agreement, dated December 31, 2004, by and among the Company, Jawaharlal Gondi and The Arthi Trust (the "Settlement Agreement") and shall remain subject to the terms and conditions thereof. This Proxy is an irrevocable proxy coupled with an interest. Capitalized terms used but not defined herein shall have the same meanings ascribed to such terms are defined in the Settlement Agreement. The undersigned recognizes that the Proxyholders have an interest in said Securities in connection with Section 5 of the Settlement Agreement.

         Any determination to use this Proxy shall be made by a majority of the Proxyholders. Whenever the Proxyholders determine to vote any of the Securities, the Proxyholders agree to vote all Securities in the same proportion as the votes cast by all other holders of the Company's voting stock. At the discretion of the Proxyholders, this Proxy may be used for the purpose of establishing a quorum.

         This Proxy shall be subject to the terms and conditions of the Settlement Agreement. Upon execution hereof, the undersigned agrees that all prior proxies given by the undersigned or his or its affiliates with respect to the Securities are hereby revoked and no subsequent proxies will be given until such time as this Proxy shall be terminated in accordance with its terms. The undersigned hereby waives its right to cancel this Proxy at any time during the time period described herein. The undersigned hereby agrees and affirms that this Proxy is irrevocable and shall remain in full force and effect and shall survive the insolvency, incapacity, death or liquidation of the undersigned.


                                    Please Sign Here, Date and Return Promptly


                                    --------------------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:
                                       Date:
                                    Please sign exactly as your name or names
                                    appear on your share certificates. For joint
                                    accounts, each owner should sign. When
                                    signing as executor, administrator,
                                    attorney, trustee or guardian, etc., please
                                    give your full title.


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